                                                                   EXHIBIT 99.4

                            Certification Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                     Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Jerry
M. Brooks, Chief Financial Officer of Dril-Quip, Inc., a Delaware corporation (the "Company"), hereby certify that:

          (1) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

           Dated: November 13, 2002    /s/ Jerry M. Brooks
                                      -------------------------
                                      Name: Jerry M. Brooks
                                           Chief Financial
                                           Officer

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